UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2011

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17150 South Margay Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 735-0092

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2011, U.S. Auto Parts Network, Inc. (the “Company”) and Silicon Valley Bank (the “Bank”) entered into an Amendment No. 2 to Loan and Security Agreement and Limited Waiver (the “Second Amendment”) pursuant to which the Company and the Bank amended that certain Loan and Security Agreement dated August 13, 2010, as amended by that certain Amendment No. 1 to Loan and Security Agreement and Limited Waiver dated February 28, 2011(as amended, the “Loan Agreement”), previously filed by the Company with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2010, and on a Current Report on Form 8-K on March 4, 2011, respectively.

The Second Amendment waived the Company’s failure to comply with the Loan Agreement’s consolidated fixed charge coverage ratio covenant for the four quarters ended October 1, 2011. The Second Amendment additionally: (i) amended and restated certain administrative deliverables, (ii) amended the definition of “Consolidated EBITDA” to provide for the add-back of restructuring costs and transaction fees and expenses related to the Company’s acquisition of Whitney Automotive Group (the “WAG”) for the purposes of calculating consolidated fixed charge coverage ratio only during the four quarters ended October 1, 2011, and the add-back of integration capital expenditures related to the Company’s acquisition of WAG during the four quarters ended October 1, 2011, and (iii) amended the Company’s liquidity covenant to require that the Company’s cash and cash equivalents be at least $7.5 million.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.71	Amendment No. 2 to Loan and Security Agreement and Limited Waiver, dated November 7, 2011, by and among Silicon Valley Bank and U.S. Auto Parts Network, Inc., Automotive Specialty Accessories and Parts, Inc., Go Fido, Inc., Parts Bin, Inc., Lobo Marketing, Inc., Whitney Automotive Group, Inc., Private Label Parts, Inc., Pacific 3PL, Inc., AutoMD, Inc., and Local Body Shops, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2011	U.S. AUTO PARTS NETWORK, INC.

	By:	/s/ THEODORE R. SANDERS
Theodore R. Sanders
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.71	Amendment No. 2 to Loan and Security Agreement and Limited Waiver, dated November 7, 2011, by and among Silicon Valley Bank and U.S. Auto Parts Network, Inc., Automotive Specialty Accessories and Parts, Inc., Go Fido, Inc., Parts Bin, Inc., Lobo Marketing, Inc., Whitney Automotive Group, Inc., Private Label Parts, Inc., Pacific 3PL, Inc., AutoMD, Inc., and Local Body Shops, Inc.